                                                            SEMIANNUAL REPORT TO
                                                     SHAREHOLDERS FOR THE PERIOD
                                                              ENDED MAY 31, 1999



LONG-TERM INVESTING IN A SHORT-TERM WORLD(SM)

[MORNINGSTAR RATINGS LOGO]
Seeks to achieve a high rate of total return

KEMPER-DREMAN HIGH
RETURN EQUITY FUND


               "... We took advantage of the slump in oil prices
           and vigorously added to our oil holdings. We were right in our assessment that oil prices would rise again, and
                we've enjoyed tremendous gains from our oil and
                      oil service stocks this period. ..."


                                                             [KEMPER FUNDS LOGO]

CONTENTS
3
Economic Overview
5
Performance Update
7
Terms to Know
8
Industry Sectors
9
Largest Holdings
10
Portfolio of Investments
12
Financial Statements
14
Notes to Financial Statements
17
Financial Highlights
20
Shareholders' Meeting


AT A GLANCE
--------------------------------------------------------------------------------
KEMPER-DREMAN HIGH RETURN EQUITY
FUND TOTAL RETURNS
--------------------------------------------------------------------------------
FOR THE SIX-MONTH PERIOD ENDED MAY 31, 1999
(UNADJUSTED FOR ANY SALES CHARGE)

                                  [BAR GRAPH]

CLASS A                                                5.21%
CLASS B                                                4.74%
CLASS C                                                4.75%
LIPPER EQUITY INCOME FUNDS CATEGORY AVERAGE*           8.53%
--------------------------------------------------------------------------------

RETURNS AND RANKINGS ARE HISTORICAL AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPLE VALUES WILL FLUCTUATE, SO THAT WHEN SHARES ARE REDEEMED THEY MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. THIS FUND MAY CONCENTRATE ITS INVESTMENTS IN SPECIFIC SECTORS WHICH CREATES SPECIAL RISK CONSIDERATIONS.


--------------------------------------------------------------------------------
NET ASSET VALUE
--------------------------------------------------------------------------------
                                                              AS OF     AS OF
                                                             5/31/99   11/30/98
--------------------------------------------------------------------------------
KEMPER-DREMAN HIGH RETURN EQUITY FUND CLASS A                $35.52     $35.69
--------------------------------------------------------------------------------
KEMPER-DREMAN HIGH RETURN EQUITY FUND CLASS B                $35.34     $35.51
--------------------------------------------------------------------------------
KEMPER-DREMAN HIGH RETURN EQUITY FUND CLASS C                $35.36     $35.54
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
KEMPER-DREMAN HIGH RETURN EQUITY
FUND RANKINGS AS OF 5/31/99
--------------------------------------------------------------------------------
COMPARED TO ALL OTHER FUNDS IN THE LIPPER EQUITY INCOME FUNDS CATEGORY*

                          CLASS A               CLASS B             CLASS C
-------------------------------------------------------------------------------------
1-YEAR                    #91 of 233 funds      #114 of 233         #112 of 233 funds
-------------------------------------------------------------------------------------
3-YEAR                    #21 of 157 funds      #40 of 157 funds    #37 of 157 funds
-------------------------------------------------------------------------------------
5-YEAR                    #1 of 96 funds        N/A                 N/A
-------------------------------------------------------------------------------------
10-YEAR                   #1 of 44 funds        N/A                 N/A
-------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
DIVIDEND REVIEW
--------------------------------------------------------------------------------
DURING THE SIX-MONTH PERIOD, KEMPER-DREMAN HIGH RETURN EQUITY FUND MADE THE FOLLOWING DISTRIBUTIONS PER SHARE:

                                           CLASS A   CLASS B   CLASS C
--------------------------------------------------------------------------------
INCOME DIVIDEND                             $0.36     $0.21     $0.21
--------------------------------------------------------------------------------
SHORT-TERM
CAPITAL GAIN                                $0.44     $0.44     $0.44
--------------------------------------------------------------------------------
LONG-TERM
CAPITAL GAIN                                $1.12     $1.12     $1.12
--------------------------------------------------------------------------------

*LIPPER ANALYTICAL SERVICES, INC. RETURNS AND RANKINGS ARE BASED UPON CHANGES IN
 NET ASSET VALUE WITH ALL DIVIDENDS REINVESTED AND DO NOT INCLUDE THE EFFECT OF SALES CHARGES. IF THEY HAD, RESULTS MAY HAVE BEEN LESS FAVORABLE.


YOUR FUND'S STYLE

--------------------------------------------------------------------------------
MORNINGSTAR EQUITY STYLE BOX
--------------------------------------------------------------------------------

[STYLE/SIZE BOX]

Source: Morningstar, Inc. Chicago, IL. (312) 696-6000. The Equity Style Box placement is based on two variables: a fund's market capitalization relative to the movements of the market and a fund's valuation, which is calculated by comparing the stocks in the fund's portfolio with the most relevant of the three market-cap groups.

THE STYLEBOX REPRESENTS A SNAPSHOT OF THE FUND'S PORTFOLIO ON
A SINGLE DAY. IT IS NOT AN EXACT ASSESSMENT OF RISK AND DOES NOT REPRESENT FUTURE PERFORMANCE. THE FUND'S PORTFOLIO CHANGES FROM DAY-TO-DAY. A LONGER-TERM VIEW IS REPRESENTED BY THE FUND'S MORNINGSTAR CATEGORY, WHICH IS BASED ON ITS ACTUAL INVESTMENT STYLE AS MEASURED BY ITS UNDERLYING PORTFOLIO HOLDINGS OVER THE PAST THREE YEARS. MORNINGSTAR HAS PLACED KEMPER-DREMAN HIGH RETURN EQUITY FUND IN THE LARGE VALUE CATEGORY. PLEASE CONSULT THE PROSPECTUS FOR A DESCRIPTION OF INVESTMENT POLICIES.

ECONOMIC OVERVIEW

[SILVIA PHOTO]

DR. JOHN E. SILVIA IS A MANAGING DIRECTOR OF SCUDDER KEMPER INVESTMENTS, INC. HIS PRIMARY RESPONSIBILITIES INCLUDE ANALYSIS, MODELING AND FORECASTING OF ECONOMIC DEVELOPMENTS AND FEDERAL RESERVE ACTIVITY THAT AFFECT FINANCIAL MARKETS, ESPECIALLY INTEREST RATE TRENDS. THIS EFFORT INCLUDES CLOSE COLLABORATION WITH BOTH INCOME AND EQUITY MUTUAL FUND MANAGERS AND PENSION FUND MANAGERS.

SILVIA HOLDS A PH.D. IN ECONOMICS FROM NORTHEASTERN UNIVERSITY IN BOSTON, MASS. HE IS A MEMBER OF BOTH THE BLUE CHIP ECONOMIC AND FINANCIAL SURVEYS, AND SERVES ON THE POLICY ADVISORY COMMITTEES OF THE FEDERAL RESERVE BOARDS OF CHICAGO AND CLEVELAND.

SCUDDER KEMPER INVESTMENTS, THE INVESTMENT MANAGER FOR KEMPER FUNDS, IS ONE OF THE LARGEST AND MOST EXPERIENCED INVESTMENT MANAGEMENT ORGANIZATIONS IN THE WORLD, MANAGING MORE THAN $280 BILLION IN ASSETS FOR INSTITUTIONAL AND CORPORATE CLIENTS, RETIREMENT AND PENSION PLANS, INSURANCE COMPANIES, MUTUAL FUND INVESTORS AND INDIVIDUALS. SCUDDER KEMPER INVESTMENTS OFFERS A FULL RANGE OF INVESTMENT COUNSEL AND ASSET MANAGEMENT CAPABILITIES BASED ON A COMBINATION OF PROPRIETARY RESEARCH AND DISCIPLINED, LONG-TERM INVESTMENT STRATEGIES.

DEAR KEMPER FUNDS SHAREHOLDER:

As expected, the Federal Reserve Board raised its federal funds interest rate (the rate at which banks lend to each other overnight) by one-fourth of a percentage point in June. Although higher interest rates tend to have a dampening effect on the market, investors rallied in response to this move. The Dow Jones Industrial Average, which was down 50 points before the Fed's statement on June 30, reversed course and ended the day at its highest closing level in six weeks. The Dow went on to close at a record-setting high of 11,187 on July 7.

  What led to the interest rate hike, and why does the market reaction suggest that investors are happy about it?

  It is generally recognized that a modest rate hike by the Fed may be effective in slowing the economy sufficiently to suppress any simmering inflationary pressures. Although the economy has been strong, there are concerns that it will be unable to maintain its current rate of growth without prompting inflationary pressures -- which is at the heart of the Fed's decision to raise interest rates. The Fed is acting now to be proactive. In the past, Fed policy has been reactive, which meant that the Fed tended to respond to inflation only when it picked up. A rate hike now is intended to halt any future buildup in inflation. Moreover, by hinting at an increase well in advance -- then by limiting the increase to 25 basis points -- the Fed relieved worried investors and gave a boost to the financial markets.

  Despite the minor rate increase, the long-term economic situation appears to be positive. The federal budget surplus continues to benefit from good revenue gains (which are based on good income gains, especially for households), good capital gains and continued restraint in federal spending. The surplus this year is expected to approach $100 billion.

  This positive environment is exactly what sometimes poses risk for investors, and is key to understanding recent volatility in the market. A strong economy has the potential to feed inflation fears and drive up interest rates. Indeed, recent market events illustrate the domino effect of investors reacting to positive economic news, which they consider troubling at this point, more than eight years into the economic expansion. Prior to its strong close in the second quarter, the steady stream of positive economic news led to a sell-off in the financial markets based on fears that the strong pace of economic growth would eventually lead to higher inflation. The benchmark 30-year Treasury bond yield rose, which pulled stocks lower.

  Where can we expect to go from here? The fundamentals by which we judge the health of the economy suggest continued growth as we move into the second half of 1999. For example, the gross domestic product (GDP), the value of all goods and services produced in the U.S., is expected to rise at an annual rate of 4 percent in the first half of 1999, following a tremendous fourth-quarter surge of 6 percent. This is very much in line with what we've grown accustomed to over the past year -- over the four quarters of 1998, the U.S. economy expanded by
4.3 percent. Some people aren't surprised at all by strong GDP growth that once would have alarmed them. That's partially because we've grown accustomed to a strong economy. But it's also because we've been able to absorb growth without driving up inflation. That's important for investors. If prices had been rising as the economy was growing, the Fed would have most likely raised short-term interest rates earlier and more drastically, and that would have changed the financial market outlook.

  However, we do see some vulnerability on the economic front. Trade is a weak spot in the economy right now. Exports of U.S. goods and services dropped in the first half of 1999, while imports soared. This reflects the fact that the U.S. is one of the few countries financially fit enough to buy goods produced elsewhere in the world. But for as long as less vibrant international economies are unable to buy U.S. goods, the profitability of U.S. companies trying to export will be challenged.

  When you think about it, vulnerability in regard to the international economy is nothing new. Globally, the outlook is slightly more positive than it was a few months ago. For example, the European markets are slowing down, which has already led to the European Central Bank lowering interest rates in order to boost domestic spending. In many countries in Europe there are no fixed-rate mortgages, only adjustable-rate mortgages. When interest rates go down, mortgage payments are reduced and homeowners can spend money elsewhere. This has a huge impact on consumer spending, and will help European equities over time. Additionally, the situation in Japan remains unchanged. And, problems in the emerging markets haven't had the negative impact many people expected -- both the Mexican and Brazilian stock markets have actually risen in the past two months.

  But don't forget that international crises have the potential to affect the U.S. markets dramatically. Although the Kosovo crisis seems to be waning, past increases in military spending on Kosovo by the 11 European Monetary Union (EMU) countries could force them to spend less in other areas, which could have economic implications, including higher interest rates. That's because many European countries (especially Italy) have small economies and

ECONOMIC OVERVIEW

--------------------------------------------------------------------------------
 ECONOMIC GUIDEPOSTS
--------------------------------------------------------------------------------

ECONOMIC ACTIVITY IS A KEY INFLUENCE ON INVESTMENT PERFORMANCE AND SHAREHOLDER DECISION-MAKING. PERIODS OF RECESSION OR BOOM, INFLATION OR DEFLATION, CREDIT EXPANSION OR CREDIT CRUNCH HAVE A SIGNIFICANT IMPACT ON MUTUAL FUND PERFORMANCE.

       THE FOLLOWING ARE SOME SIGNIFICANT ECONOMIC GUIDEPOSTS AND THEIR INVESTMENT RATIONALE THAT MAY HELP YOUR INVESTMENT DECISION-MAKING. THE 10-YEAR TREASURY RATE AND THE PRIME RATE ARE PREVAILING INTEREST RATES. THE OTHER DATA REPORT YEAR-TO-YEAR PERCENTAGE CHANGES.

                                  [BAR GRAPH]

                                           NOW (6/30/99)           6 MONTHS AGO            1 YEAR AGO            2 YEARS AGO
                                           -------------           ------------            ----------            -----------
Ten Year Treasury Rate                          5.90                   4.81                   5.65                   6.69
Prime Rate                                      7.75                   8.49                   8.50                   8.30
Inflation*                                      2.03                   1.62                   1.44                   3.03
The U.S. Dollar*                                -2.4                   4.31                   4.88                   8.58
Capital goods orders*                           7.73                  11.44                   8.10                   5.52
Industrial production *                         1.72                   3.58                   5.05                   5.86
Employment growth*                              2.15                   2.48                   2.61                   2.51

(1) FALLING INTEREST RATES IN RECENT YEARS HAVE BEEN A BIG PLUS FOR FINANCIAL ASSETS.

(2) THE INTEREST RATE THAT COMMERCIAL LENDERS CHARGE THEIR BEST BORROWERS.

(3) INFLATION REDUCES AN INVESTOR'S REAL RETURN. IN THE LAST FIVE YEARS, INFLATION HAS BEEN AS HIGH AS 6 PERCENT. THE LOW, MODERATE INFLATION OF THE LAST FEW YEARS HAS MEANT HIGH REAL RETURNS.

(4) CHANGES IN THE EXCHANGE VALUE OF THE DOLLAR IMPACT U.S. EXPORTERS AND THE VALUE OF U.S. FIRMS' FOREIGN PROFITS.

(5) THESE INFLUENCE CORPORATE PROFITS AND EQUITY PERFORMANCE.

(6) AN INFLUENCE ON FAMILY INCOME AND RETAIL SALES.

*   DATA AS OF MAY 31, 1999.

SOURCE: ECONOMICS DEPARTMENT, SCUDDER KEMPER INVESTMENTS, INC.

little leeway in their budgets. Consequently, those countries financed unplanned military expenditures by selling government bonds -- which, in Europe's small bond market, typically raises interest rates. As an example, consider Italy, which recently asked for more leeway on its deficit targets. When leeway was granted, this led to a further sell-off in the eurodollar.

  The international situation alone, however, is by no means an indicator of a U.S. slowdown -- and without any such indications, complacency may be our greatest concern. It's easy to look at the current U.S. economic situation and behave as if no risk exists. But when you see the market soaring and are tempted to jump in, note that the bull market grew to records on the strength of just a few dozen stocks, while most other stock prices were flat or actually declined.

  In summary, there are concerns that the current economy is unsustainable and we soon could see an abrupt end. In many cases, however, people are looking for a slowdown because they are fearful growth will drive up inflation these are particularly older investors who are accustomed to inflation accompanying growth. But again, sustained inflation seems unlikely, so a sharp slowdown is not necessary. In the short term, we expect a modest economic slowdown but no recession. The best approach now, as in any market, is to diversify and invest for the long term.

  Thank you for your continued support. We appreciate the opportunity to serve your investment needs.

Sincerely,

/s/ JOHN E. SILVIA

John E. Silvia

THE INFORMATION CONTAINED IN THIS PIECE HAS BEEN TAKEN FROM SOURCES BELIEVED TO BE RELIABLE, BUT THE ACCURACY OF THE INFORMATION IS NOT GUARANTEED. THE OPINIONS AND FORECASTS EXPRESSED ARE THOSE OF DR. JOHN SILVIA AS OF JUNE 9, 1999, AND MAY NOT ACTUALLY COME TO PASS. THIS INFORMATION IS SUBJECT TO CHANGE. NO PART OF THIS MATERIAL IS INTENDED AS AN INVESTMENT RECOMMENDATION.

TO OBTAIN A KEMPER FUNDS PROSPECTUS, DOWNLOAD ONE FROM WWW.KEMPER.COM, TALK TO YOUR FINANCIAL REPRESENTATIVE OR CALL SHAREHOLDER SERVICES AT (800) 621-1048. THE PROSPECTUS CONTAINS MORE COMPLETE INFORMATION, INCLUDING MANAGEMENT FEES AND EXPENSES. PLEASE READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

PERFORMANCE UPDATE

[DREMAN PHOTO]

DAVID N. DREMAN IS CHAIRMAN OF DREMAN VALUE MANAGEMENT, L.L.C. (DVM), INC. AND PORTFOLIO MANAGER OF KEMPER-DREMAN HIGH RETURN EQUITY FUND. HE HAS MORE THAN 35 YEARS OF EXPERIENCE AS AN INVESTMENT ANALYST, ADVISOR AND MANAGER. DREMAN HOLDS A BACHELOR OF COMMERCE DEGREE FROM THE UNIVERSITY OF MANITOBA, WINNIPEG CANADA. DREMAN IS A REGULAR COLUMNIST IN FORBES AND ALSO THE AUTHOR OF SEVERAL BOOKS ON CONTRARIAN INVESTING, INCLUDING CONTRARIAN INVESTMENT STRATEGIES: THE NEXT GENERATION (SIMON & SCHUSTER 1998).

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT, AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME, BASED ON MARKET AND OTHER CONDITIONS.

THE MARKET CONTINUED TO FAVOR LARGE GROWTH STOCKS DURING KEMPER-DREMAN HIGH RETURN EQUITY FUND'S SEMIANNUAL PERIOD -- DECEMBER 1, 1998 THROUGH MAY 31, 1999. LEAD PORTFOLIO MANAGER DAVID DREMAN EXPLAINS WHY THE DISPARITY BETWEEN GROWTH AND VALUE STOCKS PERSISTED AND HOW HE MANAGED THE FUND IN LIGHT OF THE TWO-TIER MARKET.

Q     BEFORE WE DISCUSS THE FUND'S PERFORMANCE, COULD YOU EXPLAIN THE DYNAMICS
OF THE MARKET OVER THE LAST SIX MONTHS?

A     Certainly. A severe two-tier market continued to exist, although in April a slight shift began. For most of the period, however, stocks that were already overvalued (primarily technology and Internet stocks) continued to climb higher, while fundamentally solid companies with reasonable price-to-earnings multiples (P/Es) languished. It was a very narrow market, in which the primary benefactors were the largest growth-style stocks. For value investors like us, those overvalued stocks with their extremely high P/Es just don't make sense.

  There was a short-lived shift to value in February, but growth stocks bounced back firmly until April when we began to see some earnings weakness in selected technology and Internet-related companies. We had been expecting that break. It may take months, though, before the disparity passes and the market becomes more balanced. There's just no way that the year-long period of sustained enthusiasm for and overvaluation of large growth stocks can reverse itself overnight.

Q     HOW DID YOU MANAGE THE FUND IN THIS NARROW MARKET ENVIRONMENT?

A     We continued to look for financially sound companies with low price-to-earnings, price-to-book, price-to-cash-flow and price-to-dividend ratios. As contrarian investors, we're always loath to pay a premium for any stock and we refused to adjust our investment style to pursue short-term gains.

  Our focus remained in the financial services, energy and tobacco industries. We took advantage of improving energy stocks and kept sizeable positions in each of the other sectors. They all provide a great deal of value and have been out of favor for what we believe are the wrong reasons.

-------------------------------------------------------------
CONCENTRATION OF KEMPER-DREMAN
HIGH RETURN EQUITY FUND ASSETS
-------------------------------------------------------------
(BASED ON A PERCENT OF COMMON STOCKS)

                                   [PIE GRAPH]

                                                On 5/31/99
FINANCIALS                                        37.00
CONSUMER STAPLES (INCLUDES TOBACCO STOCKS)        22.00
ENERGY                                            20.00
HEALTHCARE                                        10.00
ALL OTHER                                         11.00

Q     HOW DID THE FUND PERFORM?

A     The fund's Class A shares gained 5.21 percent (unadjusted for any sales charges) for the period. This compares to the 12.6 percent gain of the Standard & Poor's 500 Stock Index for the same six-month period. The Lipper Analytical Services Equity Income Category gained 8.53 percent. The Lipper category represents a group of 241 equity funds that seek relatively

PERFORMANCE UPDATE

high current income and growth of income by investing at least 60 percent of their portfolios in equities. The disparity of the fund's performance relative to its Lipper category may be linked to the two-tier market that existed during the period.

Q     FINANCIAL SERVICES STOCKS MAKE UP THE LARGEST PORTION OF THE FUND'S
PORTFOLIO. HOW DID THEY PERFORM?

A     Financials, as a sector, performed well -- the S&P Financial Index gained
10.57 percent for the six-month period. This gain, however, is somewhat deceiving since much of it can be attributed to the largest companies within the index. These primarily included the fast growing group of online trading companies -- stocks that we don't own. The rest of the sector posted more modest gains.

Q     WHY DID YOU STAY AWAY FROM THE ONLINE TRADING COMPANIES THAT PERFORMED SO
WELL?

A     We considered them to be very speculative. So much of online trading companies' recent success has been tied to the huge volume of trading associated with the myriad new Internet stocks introduced to the market. It seems like anything with a ".com" attached to its name has immediately skyrocketed. Many of these companies, however, have also declined precipitously after reaching their improbable highs.

  Online trading companies like Charles Schwab, E-Trade and Ameritrade have appealed to individual investors looking to hop on the latest bandwagon and make a quick buck. The concept of online trading is very appealing to the mass public. It's a new and very exciting tool. As trading online has gained popularity, however, novices are finding out that its just as easy to lose a bundle as it is to make a bundle when trading stocks -- especially when you don't understand the companies in which you're investing.

  We see these online trading stocks as speculative for just that reason. As novice investors lose money, their enthusiasm for active trading is likely to wane. Additionally, if we move into a market decline, we believe many investors may cut their losses and suspend their online trading activity altogether. This would seriously hurt the long-term earnings potential of the online-trading companies.

Q     WHAT AREAS OF THE FINANCIAL SERVICES SECTOR APPEAL TO YOU?

A     We have a large position in banks -- both the large money-center and smaller regional institutions.

  Prior to the start of the period, we had built up our position in money-center banks. They had suffered serious price declines in the wake of the Russian debt crisis last summer. These companies gained tremendous ground from their lows last fall through March 1999. We trimmed exposure to these banks as they reached unsustainable levels. In April and May these banks got knocked down again as fears of higher interest rates entered the market. We think the decline in their value represents an overreaction by the market. We see them as good long-term investments for the fund.

  As we saw opportunities, we increased our investment in regional banks. Many of them traded at deep discounts that weren't warranted in our opinion. Most had strong, consistent earnings, no foreign exposure and low valuations, which made them likely takeover candidates. The consolidation trends in this area continue, making these good investments for the fund.

Q     WHAT ABOUT THE FUND'S OIL STOCKS? HOW HAS THE RISE IN CRUDE OIL PRICES AND
THE CONSOLIDATION OF MAJOR OIL COMPANIES HELPED THE FUND?

A     Yes, our energy selections performed extremely well during the period. Oil and oil service stocks had been beaten up quite a bit as the price of crude oil dipped below $10 a barrel in late 1998. We took advantage of the slump in oil prices and vigorously added to our oil holdings. We were right in our assessment that oil prices would rebound and we've enjoyed tremendous gains from our oil stocks this period.

  The fund also benefited from the continuing consolidation in oils. Late in 1998, Amoco, a large holding for the fund, was taken over by British Petroleum. The new entity BPAmoco then took over another of our major oil holdings. We took profits by liquidating our position in BPAmoco during the first quarter of 1999. Finally, it is rumored that Texaco, another Fund holding, may be taken over in 1999. This takeover and rumored takeover activity has been extremely positive for the fund as the prices of those stocks have been bid up by the market and helped to buoy the oil sector in general.

Q     WHAT ABOUT THE FUND'S TOBACCO HOLDINGS? THERE STILL SEEMS TO BE A LOT OF
LITIGATION SURROUNDING THE INDUSTRY.

A     We firmly believe that the worst of the litigation is over for the tobacco industry. Last year a

PERFORMANCE UPDATE

settlement was reached with a group of 46 states that filed lawsuits against the tobacco companies. What we're seeing now are sporadic individual suits. Some of these individual plaintiffs have won large awards, some have not. In any case, the tobacco companies should be able to absorb the cost of such litigation without hurting their bottom line. We're of course monitoring our tobacco holdings very closely and will make adjustments as necessary.

Q     WHAT WERE THE MOST POSITIVE EVENTS FOR THE FUND DURING THE PERIOD?

A     The amount of takeover activity (actual and rumored) in companies held by the fund has been a tremendous boon. We own high-quality companies that have been knocked down. Now others are seeing the value and buying them. In addition to the oil company takeovers, there have been rumors of other takeovers in 1999 in our energy and financial services holdings. We haven't had a period like this in the fund's history where there was so much activity in such a short period of time. With less than 50 stocks in the portfolio, this has a profound impact on the fund.

Q     WHAT ABOUT DISAPPOINTMENTS?

A     The performance of our tobacco stocks was a big disappointment. However, at the end of the period we began to see some strengthening, but they're still down for the six-months ended May 31. We're heartened by the market's favorable response to the RJR Nabisco spin-off of its international tobacco business to Japan Tobacco, which is expected to take place in June. With the sale of the international tobacco business, it is expected the RJR's debt will be dramatically reduced, which should enable it to put more money back into its domestic Reynolds Tobacco unit. Based on the success of this split, we believe that Philip Morris may also follow suit and break up its business units. If that were to happen, it could be very positive for the fund.

Q     WHAT DO YOU EXPECT FROM THE MARKETS IN THE COMING MONTHS, AND HOW WILL YOU
POSITION THE FUND?

A     We hope to see the two-tier market dissipate into a more balanced market, which would be positive for value investors. With the concern of higher interest rates, it's likely that volatility will continue, but we'll manage the fund conservatively to mitigate as much of that volatility as possible. If volatility knocks down areas that we like, we'll become more aggressive in adding them to the portfolio.

TERMS TO KNOW
--------------------------------------------------------------------------------

PRICE/EARNINGS RATIO. A company's stock price divided by its earnings for the past four quarters. The trailing P/E ratio, also known as the multiple, is a measure of how much an investor is paying for a company's earning power.

SECTOR. Stocks usually found in related industries, such as financial services. Financial, economic, business and other developments may similarly affect stocks within a market sector.

VOLATILITY. Characteristic of a security, commodity or market to rise or fall sharply in price within a short period of time.

TWO-TIER MARKET. Characteristic of a securities market in which most of the gains are represented by only a small group of companies. In 1998, a two-tier market existed in which only the largest growth-style stocks enjoyed particularly strong gains.

INDUSTRY SECTORS

A SIX-MONTH COMPARISON
Data shows the percentage of the common stocks in the portfolio that each sector represented on May 31, 1999, and on November 30, 1998.

                     [SIX-MONTH COMPARISON BAR GRAPH]

                                                                 KEMPER-DREMAN HIGH RETURN          KEMPER-DREMAN HIGH RETURN
                                                                   EQUITY FUND ON 5/31/99            EQUITY FUND ON 11/30/98
Finance                                                                     37.2%                              42.2%
Consumer staples                                                            21.7%                              23.2%
Energy                                                                      19.6%                              20.1%
Health care                                                                  9.8%                               5.3%
Consumer cyclicals                                                           6.6%                               3.7%
Utilities                                                                    2.3%                               2.1%
Capital goods                                                                2.1%                               2.0%
Service industries                                                           0.7%                               0.0%
Basic materials                                                              0.0%                               1.4%

A COMPARISON WITH THE STANDARD & POOR'S 500 STOCK INDEX(+)
Data shows the percentage of the common stocks in the portfolio that each sector of the Kemper-Dreman High Return Equity Fund represented on May 31, 1999, compared to the industry sectors that make up the fund's benchmark, the Standard & Poor's 500 Stock Index.

                     [STANDARD & POOR'S COMPARISON BAR GRAPH]

                                                                 KEMPER-DREMAN HIGH RETURN
                                                                   EQUITY FUND ON 5/31/99            S&P 500 INDEX ON 5/31/99
Finance                                                                     37.2%                              16.4%
Consumer staples                                                            21.7%                              13.2%
Energy                                                                      19.6%                               6.1%
Health care                                                                  9.8%                              10.7%
Consumer cyclicals                                                           6.6%                               8.8%
Utilities                                                                    2.3%                               3.0%
Capital goods                                                                2.1%                              8.04%
Service industries                                                           0.7%                               0.0%
Technology                                                                   0.0%                              20.3%
Communications services                                                      0.0%                               9.1%
Basic materials                                                              0.0%                               3.3%
Transportation                                                               0.0%                               1.0%

+ THE STANDARD & POOR'S 500 STOCK INDEX IS AN UNMANAGED INDEX GENERALLY
  REPRESENTATIVE OF THE U.S. STOCK MARKET.

LARGEST HOLDINGS

THE FUND'S 10 LARGEST COMMON STOCK HOLDINGS*
Representing 45.6 percent of the fund's total common stock holdings on May 31, 1999

-------------------------------------------------------------------------------------
            HOLDINGS                                                          PERCENT
-------------------------------------------------------------------------------------
1.          PHILIP MORRIS                 The largest cigarette maker in the    8.1%
                                          U.S. Through its Miller Brewing
                                          subsidiary, it is also the
                                          country's second-largest brewer.
                                          This company is also a major
                                          branded food producer through its
                                          Kraft Foods subsidiaries.
-------------------------------------------------------------------------------------
2.          ATLANTIC RICHFIELD            Engaged in exploring, developing      5.3%
                                          and producing petroleum, which
                                          includes petroleum liquids and
                                          natural gas. The company is also
                                          involved in the refining and
                                          marketing of petroleum products,
                                          transportation, the mining and
                                          sale of coal and interests in
                                          intermediate, chemicals and
                                          specialty products.
-------------------------------------------------------------------------------------
3.          RJR NABISCO                   The second largest producer of        5.2%
                                          primarily branded cigarettes.
                                          Through its majority-owned
                                          subsidiary, it is the leading
                                          producer of crackers and cookies
                                          in the U.S. market with
                                          significant products in various
                                          other food categories both
                                          domestically and internationally.
-------------------------------------------------------------------------------------
4.          CONOCO                        An integrated, international          5.0%
                                          energy company involved in the
                                          discovery, development, production
                                          and sale of crude oil, natural gas
                                          and natural gas liquids.
-------------------------------------------------------------------------------------
5.          BANC ONE                      Provides data processing, venture     4.8%
                                          capital investment and merchant
                                          banking, trust, brokerage,
                                          investment management and
                                          equipment leasing.
-------------------------------------------------------------------------------------
6.          UST                           A holding company for four wholly     3.9%
                                          owned subsidiaries involved in
                                          tobacco, wine and entertainment
                                          distribution. The company's
                                          primary subsidiary is United
                                          States Tobacco, a global leader in
                                          the production of chewing tobacco
                                          and snuff.
-------------------------------------------------------------------------------------
7.          FNMA                          Often referred to as "Fannie Mae,"    3.7%
                                          this is a private corporation
                                          federally chartered to provide
                                          financial products and services
                                          that increase the availability and
                                          affordability of housing to low,
                                          moderate and middle-income
                                          Americans.
-------------------------------------------------------------------------------------
8.          TENET HEALTHCARE              Provides a broad range of health      3.5%
                                          care services through the
                                          ownership and management of acute
                                          care hospitals and related
                                          businesses.
-------------------------------------------------------------------------------------
9.          FHLMC                         Often referred to as "Freddie         3.1%
                                          Mac," this corporation provides
                                          for the transfer of capital
                                          between mortgage lenders and
                                          mortgage security investors,
                                          enabling mortgage lenders to
                                          provide a continuous flow of funds
                                          to borrow.
-------------------------------------------------------------------------------------
10.         PNC BANK                      Engaged in the operation of a         3.0%
                                          variety of financial services,
                                          including mortgage, community,
                                          consumer, private and corporate
                                          banking, secured lending and asset
                                          management.
-------------------------------------------------------------------------------------

* The fund's holdings are subject to change.

PORTFOLIO OF INVESTMENTS

KEMPER-DREMAN HIGH RETURN EQUITY FUND

Portfolio of Investments at May 31, 1999 (unaudited)
(DOLLARS IN THOUSANDS)

--------------------------------------------------------------------------------------------------------------------
COMMON STOCKS                                                                       NUMBER OF SHARES     VALUE
--------------------------------------------------------------------------------------------------------------------

CONSUMER DISCRETIONARY--5.5%
                                (a)Borders Group, Inc.                                 7,274,625      $  124,578
                                   Dayton Hudson Corp.                                   212,800          13,407
                                (a)Fruit of the Loom, Inc.                             4,746,100          48,944
                                (a)Toys "R" Us, Inc.                                   5,671,700         130,804
                                   ---------------------------------------------------------------------------------
                                                                                                         317,733
--------------------------------------------------------------------------------------------------------------------

CONSUMER STAPLES--18.3%
                                   Imperial Tobacco Group ADR                            986,150          21,942
                                   Philip Morris Companies, Inc.                      11,680,100         450,414
                                   RJR Nabisco Holdings Corp.                          9,375,200         290,045
                                   UST, Inc.                                           7,078,200         215,885
                                   Universal Corp.                                     2,534,850          66,223
                                   ---------------------------------------------------------------------------------
                                                                                                       1,044,509
--------------------------------------------------------------------------------------------------------------------

ENERGY--16.5%
                                   Atlantic Richfield Co.                              3,504,200         293,258
                                   Conoco Inc.                                        10,385,154         281,697
                                   Diamond Offshore Drilling, Inc.                     1,059,500          28,871
                                   ENSCO International, Inc.                           2,296,400          40,761
                                (a)Global Marine, Inc.                                 1,757,100          24,709
                                (a)Noble Drilling Corp.                                1,806,200          32,737
                                   Texaco, Inc.                                        2,539,900         166,364
                                   Tidewater, Inc.                                       981,500          25,090
                                   Transocean Offshore, Inc.                           1,960,100          48,268
                                   -----------------------------------------------------------------------------
                                                                                                         941,755
--------------------------------------------------------------------------------------------------------------------

FINANCIAL--31.3%
                                   American International Group, Inc.                    225,000          25,720
                                   BANC ONE CORP                                       4,768,479         269,717
                                   Bank of America Corp.                               2,545,081         164,635
                                   Bank of New York Co., Inc.                            642,800          22,980
                                   BankBoston Corp.                                      776,700          36,796
                                   Bankers Trust New York Corp.                          587,850          54,413
                                   Citigroup, Inc.                                     1,824,000         120,840
                                   Federal Home Loan Mortgage Corp.                    2,923,900         170,500
                                   Federal National Mortgage Association               3,032,800         206,230
                                   First Union Corp.                                   1,618,320          74,544
                                   Fleet Financial Group, Inc.                         2,564,400         105,461
                                   J.P. Morgan & Co., Inc.                               162,400          22,624
                                   KeyCorp                                             3,800,500         132,067
                                   National Bank of Canada                             1,166,900          17,393
                                   Ohio Casualty Corp.                                   145,800           5,550
                                   PNC Bank Corp.                                      2,965,635         169,783
                                   Republic New York Corp.                             1,906,000         129,489
                                   Safeco Corp.                                          175,500           7,711
                                   St. Paul Companies, Inc.                              731,010          25,997
                                   SunTrust Banks, Inc.                                  434,208          29,309
                                   ---------------------------------------------------------------------------------
                                                                                                       1,791,759
--------------------------------------------------------------------------------------------------------------------

HEALTH--8.2%
                                   Columbia/HCA Healthcare Corp.                       2,117,200          49,887
                                (a)Humana, Inc.                                       13,330,170         167,460
                                (a)LifePoint Hospitals, Inc.                             111,431           1,114
                                   McKesson HBOC, Inc.                                 1,649,500          56,186
                                (a)Tenet Healthcare Corp.                              7,882,300         193,116
                                (a)Triad Hospitals, Inc.                                 111,431           1,128
                                   ---------------------------------------------------------------------------------
                                                                                                         468,891

PORTFOLIO OF INVESTMENTS

--------------------------------------------------------------------------------------------------------------------
COMMON STOCKS                                                                      NUMBER OF SHARES     VALUE
--------------------------------------------------------------------------------------------------------------------

MANUFACTURING--1.7%
                                   Koninklijke (Royal) Philips Electronics N.V.          701,300      $   60,312
                                   Xerox Corp.                                           676,200          37,994
                                   ---------------------------------------------------------------------------------
                                                                                                          98,306
--------------------------------------------------------------------------------------------------------------------

SERVICE INDUSTRIES--.6%
                                   Prison Realty Trust, Inc. (REIT)                    2,837,600          35,825
                                   ---------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------

UTILITIES--2.0%
                                   Columbia Energy Group                               1,632,900          87,360
                                   Consolidated Natural Gas Corp.                        423,100          25,148
                                   ---------------------------------------------------------------------------------
                                                                                                         112,508
                                   ---------------------------------------------------------------------------------
                                   TOTAL COMMON STOCKS--84.1%
                                   (Cost: $4,345,769)                                                  4,811,286
                                   ---------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
                                                                                   PRINCIPAL AMOUNT     VALUE
--------------------------------------------------------------------------------------------------------------------
MONEY MARKET
INSTRUMENTS--15.9%
                                (b)Repurchase agreement
                                   State Street Bank and Trust Company
                                   dated 5/28/99, 4.80%, due 6/1/99                   $   13,660          13,660
                                   ---------------------------------------------------------------------------------
                                   ---------------------------------------------------------------------------------
                                (c)Commercial Paper
                                     Yield--4.34%-5.01%
                                     Due--June and July 1999
                                     American Express Credit Corp.                          40,000          39,846
                                     American Honda Financial                               25,000          24,947
                                     Barton Capital Corp.                                   30,000          29,858
                                     Broadway Capital Corp.                                 30,000          29,848
                                     Ciesco L.P.                                            65,000          64,896
                                     Duke Energy Corp.                                      48,000          47,942
                                     Ford Motor Credit Co.                                  40,000          39,991
                                     General Electric Capital Corp.                         42,000          41,949
                                     General Motors Acceptance Corp.                        75,000          74,853
                                     Mont Blanc Capital Corp.                               30,000          29,964
                                     Salomon Smith Barney Holdings                          45,000          44,909
                                     U.S. Treasury Bill                                     45,000          44,824
                                     Variable Funding Corp.                                 21,000          29,975
                                     Windmill Funding Corp.                                 30,000          29,910
                                     Xerox Credit Corp.                                     70,000          69,735
                                     Other                                                 255,165         254,279
                                     ---------------------------------------------------------------------------------
                                                                                                           897,726
                                     ---------------------------------------------------------------------------------
                                     TOTAL MONEY MARKET INSTRUMENTS--15.9%
                                     (Cost $911,386)                                                       911,386
                                     ---------------------------------------------------------------------------------
                                     TOTAL INVESTMENT PORTFOLIO--100%
                                     (Cost $5,257,155)                                                  $5,722,672
                                     ---------------------------------------------------------------------------------


--------------------------------------------------------------------------------
NOTES TO PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

(a) Non-income producing security.

(b) Repurchase agreement is fully collateralized by U.S. Treasury or Government agency securities. The collateral is monitored daily by the fund so that its market value is at least equal to the carrying value of the repurchase agreement.

(c) The fund has entered into exchange traded S&P 500 index futures in order to take advantage of anticipated market conditions and effectively invest in equities approximately $767,467,000 of money market instruments. As a result, approximately 97.3% of the fund's net assets are effectively invested in equities. (See Note 6 of the Notes to Financial Statements.)

Based on the cost of investments of $5,257,155,000 for federal income tax purposes at May 31, 1999, the gross unrealized appreciation was $679,984,000, the gross unrealized depreciation was $214,467,000 and the net unrealized appreciation on investments was $465,517,000.

See accompanying Notes to Financial Statements.

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

May 31, 1999 (unaudited)
(IN THOUSANDS)

--------------------------------------------------------------------------
ASSETS
--------------------------------------------------------------------------
Investments, at value
(Cost $5,257,155)                                               $5,722,672
--------------------------------------------------------------------------
Receivable for:
  Investments sold                                                      25
--------------------------------------------------------------------------
  Fund shares sold                                                  11,320
--------------------------------------------------------------------------
  Dividends and interest                                            13,919
--------------------------------------------------------------------------
  Daily variation margin on open futures contract                   10,013
--------------------------------------------------------------------------
    TOTAL ASSETS                                                 5,757,949
--------------------------------------------------------------------------

--------------------------------------------------------------------------
 LIABILITIES AND NET ASSETS
--------------------------------------------------------------------------
Payable for:
  Investments purchased                                              9,936
--------------------------------------------------------------------------
  Fund shares redeemed                                               4,256
--------------------------------------------------------------------------
  Management fee                                                     3,543
--------------------------------------------------------------------------
  Distribution services fee                                          1,599
--------------------------------------------------------------------------
  Administrative services fee                                        1,078
--------------------------------------------------------------------------
  Custodian and transfer agent fees and related expenses             2,513
--------------------------------------------------------------------------
  Directors' fees and other                                            446
--------------------------------------------------------------------------
    Total liabilities                                               23,371
--------------------------------------------------------------------------
NET ASSETS                                                      $5,734,578
--------------------------------------------------------------------------

--------------------------------------------------------------------------
 ANALYSIS OF NET ASSETS
--------------------------------------------------------------------------
Paid-in capital                                                 $4,961,863
--------------------------------------------------------------------------
Undistributed net realized gain on investments                     299,349
--------------------------------------------------------------------------
Net unrealized appreciation (depreciation) on:
  Investments                                                      465,517
--------------------------------------------------------------------------
  Futures                                                           (2,665)
--------------------------------------------------------------------------
Undistributed net investment income                                 10,514
--------------------------------------------------------------------------
NET ASSETS APPLICABLE TO SHARES OUTSTANDING                     $5,734,578
--------------------------------------------------------------------------

--------------------------------------------------------------------------
 THE PRICING OF SHARES
--------------------------------------------------------------------------
CLASS A SHARES
  Net asset value and redemption price per share
  ($2,741,232 / 77,182 shares outstanding)                          $35.52
--------------------------------------------------------------------------
  Maximum offering price per share
  (net asset value, plus 6.10% of
  net asset value of 5.75% of offering price)                       $37.69
--------------------------------------------------------------------------
CLASS B SHARES
  Net asset value and redemption price
  (subject to contingent deferred sales charge) per share
  ($2,427,165 / 68,690 shares outstanding)                          $35.34
--------------------------------------------------------------------------
CLASS C SHARES
  Net asset value and redemption price
  (subject to contingent deferred sales charge) per share
  ($537,974 / 15,216 shares outstanding)                            $35.36
--------------------------------------------------------------------------
CLASS I SHARES
  Net asset value and redemption price
  (subject to contingent deferred sales charge) per share
  ($28,207 / 794 shares outstanding)                                $35.53
--------------------------------------------------------------------------

See accompanying Notes to Financial Statements.

FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS

Six months ended May 31, 1999 (unaudited)
(IN THOUSANDS)

------------------------------------------------------------------------
NET INVESTMENT INCOME
------------------------------------------------------------------------
  Dividends (net of foreign taxes withheld of $504)             $ 64,378
------------------------------------------------------------------------
  Interest                                                        26,030
------------------------------------------------------------------------
    Total investment income                                       90,408
------------------------------------------------------------------------
Expenses:
  Management fee                                                  18,600
------------------------------------------------------------------------
  Distribution services fee                                       10,483
------------------------------------------------------------------------
  Administrative services fee                                      6,426
------------------------------------------------------------------------
  Custodian and transfer agent fees and related expenses           8,020
------------------------------------------------------------------------
  Professional fees                                                   59
------------------------------------------------------------------------
  Reports to shareholders                                            420
------------------------------------------------------------------------
  Registration fees                                                  384
------------------------------------------------------------------------
  Directors' fees and other                                          133
------------------------------------------------------------------------
    Total expenses                                                44,525
------------------------------------------------------------------------
NET INVESTMENT INCOME                                             45,883
------------------------------------------------------------------------

------------------------------------------------------------------------
 NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
------------------------------------------------------------------------
Net realized gain on:
  Investments                                                    218,993
------------------------------------------------------------------------
  Futures                                                         81,735
------------------------------------------------------------------------
                                                                 300,728
------------------------------------------------------------------------
Change in net unrealized appreciation (depreciation) on:
  Investments                                                    (68,792)
------------------------------------------------------------------------
  Futures                                                         (2,665)
------------------------------------------------------------------------
                                                                 (71,457)
------------------------------------------------------------------------
Net gain on investments                                          229,271
------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS            $275,154
------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

Six months ended May 31, 1999 (unaudited) and for the year ended November
30, 1998

(IN THOUSANDS)

                                                                   1999                 1998
-----------------------------------------------------------------------------------------------
OPERATIONS, DIVIDENDS AND CAPITAL SHARE ACTIVITY
-----------------------------------------------------------------------------------------------
  Net investment income                                         $   45,883               78,258
-----------------------------------------------------------------------------------------------
  Net realized gain                                                300,728              230,228
-----------------------------------------------------------------------------------------------
  Change in net unrealized depreciation                            (71,457)             203,426
-----------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations               275,154              511,912
-----------------------------------------------------------------------------------------------
  Distribution from net investment income                          (43,132)             (85,786)
-----------------------------------------------------------------------------------------------
  Distribution from net realized gain                             (229,843)            (135,946)
-----------------------------------------------------------------------------------------------
Total dividends to shareholders                                   (272,975)            (221,732)
-----------------------------------------------------------------------------------------------
Net increase from capital share transactions                       543,778            1,966,720
-----------------------------------------------------------------------------------------------
TOTAL INCREASE IN NET ASSETS                                       545,957            2,256,900
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
 NET ASSETS
-----------------------------------------------------------------------------------------------
Beginning of period                                              5,188,621            2,931,721
-----------------------------------------------------------------------------------------------
END OF PERIOD                                                   $5,734,578            5,188,621
-----------------------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

1    DESCRIPTION OF
     THE FUND Kemper-Dreman High Return Equity Fund (the fund) is a separate series of Kemper Value Series, Inc.
                             (KVS), an open-end management investment company organized as a corporation in the state of Maryland. KVS is authorized to issue three billion shares of $.01 par value common stock.

                             The fund currently offers four classes of shares. Class A shares are sold to investors subject to an initial sales charge. Class B shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Class I shares are sold to a limited group of investors, are not subject to initial or contingent deferred sales charges and generally have lower ongoing expenses than other classes. Differences in class expenses will result in the payment of different per share income dividends by class. All shares of the fund have equal rights with respect to voting, dividends and assets, subject to class specific preferences.

--------------------------------------------------------------------------------

2    SIGNIFICANT
     ACCOUNTING POLICIES     SECURITY VALUATION. Investments are stated at
                             value. Portfolio securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the Nasdaq Stock Market
                             (Nasdaq), for which there have been sales, are valued at the most recent sale price reported. If there are no such sales, the value is the most recent bid quotation. Securities which are not quoted on Nasdaq but are traded in another over-the-counter market are valued at the most recent sale price on such market. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation shall be used. Futures contracts are valued at the most recent settlement price. Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost.
                             All other securities are valued at their fair market value as determined in good faith by the Valuation Committee of the Board of Directors.

                             INVESTMENT TRANSACTIONS AND INVESTMENT
                             INCOME. Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date, and interest income is recorded on the accrual basis and includes discount amortization on money market instruments. Realized gains and losses from investment transactions are reported on an identified cost basis.

                             FUND SHARE VALUATION. Fund shares are sold and redeemed on a continuous basis at net asset value (plus an initial sales charge on most sales of Class A shares). Proceeds payable on redemption of Class B and Class C shares will be reduced by the amount of any applicable contingent deferred sales charge. On each day the New York Stock Exchange is open for trading, the net asset value per share is determined as of the close of the Exchange. The net asset value per share is determined separately for each class by dividing the fund's net assets attributable to that class by the number of shares of the class outstanding.

NOTES TO FINANCIAL STATEMENTS

                             FEDERAL INCOME TAXES. The fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the fund paid no federal income taxes and no federal income tax provision was required.

                             DIVIDENDS TO SHAREHOLDERS. The fund declares and pays dividends of net investment income quarterly and net realized capital gains annually, which are recorded on the ex-dividend date. Dividends are determined in accordance with income tax principles which may treat certain transactions differently from generally accepted accounting principles.

--------------------------------------------------------------------------------

3    TRANSACTIONS
     WITH AFFILIATES         MANAGEMENT AGREEMENT. The fund has a management
                             agreement with Scudder Kemper Investments, Inc.
                             (Scudder Kemper). The fund pays a monthly investment management fee of 1/12 of the annual rate of .75% of the first $250 million of average daily net assets declining to .62% of average daily net assets in excess of $12.5 billion. The fund incurred a management fee of $18,600,000 for the period ended May 31, 1999. Dreman Value Management,
                             L.L.C. serves as sub-adviser with respect to the investment and reinvestment of assets in the fund, and is paid by Scudder Kemper for its services.

                             UNDERWRITING AND DISTRIBUTION SERVICES
                             AGREEMENT. The fund has an underwriting and distribution services agreement with Kemper Distributors, Inc. (KDI). Underwriting commissions paid in connection with the distribution of Class A shares for the six months ended May 31, 1999 are $602,000.

                             For services under the distribution services agreement, the fund pays KDI a fee of .75% of average daily net assets of the Class B and Class C shares pursuant to separate Rule 12b-1 plans for the Class B and Class C shares. Pursuant to the agreement, KDI enters into related selling group agreements with various firms at various rates for sales of Class B and Class C shares. In addition, KDI receives any contingent deferred sales charges
                             (CDSC) from redemptions of Class B and Class C shares. Distribution fees and CDSC received by KDI for the six months ended May 31, 1999 are $13,916,000.

                             ADMINISTRATIVE SERVICES AGREEMENT. The fund has an administrative services agreement with KDI. For providing information and administrative services to Class A, Class B and Class C shareholders, the fund pays KDI a fee at an annual rate of up to .25% of average daily net assets of each class. KDI in turn has various agreements with financial services firms that provide these services and pays these firms based on assets of fund accounts the firms service. Administrative services fees paid by the fund to KDI for the six months ended May 31, 1999 are $6,426,000, of which $3,000 was paid by KDI to affiliates.

                             SHAREHOLDER SERVICES AGREEMENT. Pursuant to a services agreement with the fund's transfer agent, Kemper Service Company (KSvC) is the shareholder service agent of the fund. Under the agreement, KSvC received shareholder services fees of $5,987,000 for the six months ended May 31, 1999.

                             OFFICERS AND DIRECTORS. Certain officers or directors of the fund are also officers or directors of Scudder Kemper. For the six months ended May 31, 1999, the fund made no payments to its officers and incurred directors' fees of $70,000 to independent directors.

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

4    INVESTMENT
     TRANSACTIONS            For the period ended May 31, 1999, investment
                             transactions (excluding short-term instruments) are as follows (in thousands):

                             Purchases                                $1,151,258

                             Proceeds from sales                         557,183

--------------------------------------------------------------------------------

5    CAPITAL SHARE
     TRANSACTIONS            The following table summarizes the activity in
                             capital shares of the fund (in thousands):

                                                       SIX MONTHS ENDED                      YEAR ENDED
                                                         MAY 31, 1999                    NOVEMBER 30, 1998
                                                    -----------------------           ------------------------
                                                    SHARES         AMOUNT             SHARES          AMOUNT
                             ---------------------------------------------------------------------------------
                             SHARES SOLD
                             ---------------------------------------------------------------------------------
                              Class A                21,552       $ 730,440            40,754       $1,379,719
                             ---------------------------------------------------------------------------------
                              Class B                10,702         362,678            31,947        1,078,528
                             ---------------------------------------------------------------------------------
                              Class C                 3,978         134,820             7,836          264,584
                             ---------------------------------------------------------------------------------
                              Class I                   297          10,173               569           19,165
                             ---------------------------------------------------------------------------------
                             ---------------------------------------------------------------------------------
                              SHARES ISSUED IN REINVESTMENT OF DIVIDENDS
                             ---------------------------------------------------------------------------------
                              Class A                 3,794         127,721             3,218          106,200
                             ---------------------------------------------------------------------------------
                              Class B                 3,089         103,816             2,506           81,999
                             ---------------------------------------------------------------------------------
                              Class C                   571          19,179               385           12,591
                             ---------------------------------------------------------------------------------
                              Class I                    49           1,665                69            2,252
                             ---------------------------------------------------------------------------------
                             ---------------------------------------------------------------------------------
                              SHARES REDEEMED
                             ---------------------------------------------------------------------------------
                              Class A               (16,876)       (574,054)          (18,866)        (634,115)
                             ---------------------------------------------------------------------------------
                              Class B                (8,272)       (279,484)           (7,892)        (262,838)
                             ---------------------------------------------------------------------------------
                              Class C                (2,322)        (78,368)           (1,841)         (61,206)
                             ---------------------------------------------------------------------------------
                              Class I                  (426)        (14,808)             (598)         (20,159)
                             ---------------------------------------------------------------------------------
                             ---------------------------------------------------------------------------------
                              CONVERSION OF SHARES
                             ---------------------------------------------------------------------------------
                              Class A                   904          30,969             1,444           48,468
                             ---------------------------------------------------------------------------------
                              Class B                  (908)        (30,969)           (1,450)         (48,468)
                             ---------------------------------------------------------------------------------
                              NET INCREASE FROM CAPITAL
                              SHARE TRANSACTIONS                  $ 543,778                         $1,966,720
                             ---------------------------------------------------------------------------------

--------------------------------------------------------------------------------

6    FINANCIAL FUTURES
     CONTRACTS               The fund has entered into exchange traded financial
                             futures contracts in order to help protect itself from anticipated market conditions and, as such, bears the risk that arises from entering into these contracts.

                             At the time the fund enters into a futures contract, it is required to make a margin deposit with its custodian. Subsequently, payments are made on a daily basis between the fund and the broker as the market value of the futures contract fluctuates and are recorded for financial reporting purposes as unrealized gains or losses by the fund. At May 31, 1999, the market value of assets pledged by the fund to cover margin requirements for open futures positions was $44,824,000. The fund also had liquid assets in excess of the face amount of open futures contracts. At May 31, 1999, the following futures contracts were owned by the fund.

                                                            CONTRACT                EXPIRATION   UNREALIZED
                             TYPE                            AMOUNT      POSITION     MONTH         LOSS
                             ----                         ------------   --------   ----------   ----------
                             S&P 500 Index                $767,467,000     Long      June '99    $2,665,000

FINANCIAL HIGHLIGHTS

                                           -------------------------------------------------------------------
                                                                         CLASS A
                                           -------------------------------------------------------------------
                                           SIX MONTHS       YEAR       ELEVEN MONTHS
                                             ENDED         ENDED           ENDED       YEAR ENDED DECEMBER 31,
                                            MAY 31,     NOVEMBER 30,   NOVEMBER 30,    -----------------------
                                              1999          1998           1997        1996    1995     1994
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
--------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period         $35.69        33.52           26.52       21.49   15.11    15.50
--------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                         .37          .73             .54         .39     .26      .25
--------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)      1.38         3.80            6.89        5.75    6.76     (.39)
--------------------------------------------------------------------------------------------------------------
Total from investment operations               1.75         4.53            7.43        6.14    7.02     (.14)
--------------------------------------------------------------------------------------------------------------
Less dividends:
  Distributions from net investment
  income                                        .36          .86             .37         .38     .24      .25
--------------------------------------------------------------------------------------------------------------
  Distribution from net realized gain          1.56         1.50             .06         .73     .40       --
--------------------------------------------------------------------------------------------------------------
Total dividends                                1.92         2.36             .43        1.11     .64      .25
--------------------------------------------------------------------------------------------------------------
Net asset value, end of period               $35.52        35.69           33.52       26.52   21.49    15.11
--------------------------------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)                  5.21%       14.25           28.15       28.79   46.86     (.99)
--------------------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
--------------------------------------------------------------------------------------------------------------
Expenses                                       1.20%        1.19            1.22        1.21    1.25     1.25
--------------------------------------------------------------------------------------------------------------
Net investment income                          2.15%        2.28            2.38        2.12    1.55     1.58
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
 OTHER RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
--------------------------------------------------------------------------------------------------------------
Expenses                                       1.20%        1.19            1.22        1.21    1.57     1.39
--------------------------------------------------------------------------------------------------------------
Net investment income                          2.15%        2.28            2.38        2.12    1.23     1.44
--------------------------------------------------------------------------------------------------------------

                                           ---------------------------------------------------------------
                                                                       CLASS B
                                           ---------------------------------------------------------------
                                           SIX MONTHS       YEAR       ELEVEN MONTHS     YEAR     SEPT. 11
                                             ENDED         ENDED           ENDED        ENDED        TO
                                            MAY 31,     NOVEMBER 30,   NOVEMBER 30,    DEC. 31,   DEC. 31,
                                              1999          1998           1997          1996       1995
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
----------------------------------------------------------------------------------------------------------
Net asset value, beginning of period         $35.51        33.37           26.44        21.47      19.45
----------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                         .22          .45             .31          .19        .07
----------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain             1.38         3.75            6.84         5.72       2.41
----------------------------------------------------------------------------------------------------------
Total from investment operations               1.60         4.20            7.15         5.91       2.48
----------------------------------------------------------------------------------------------------------
Less dividends:
  Distribution from net investment income       .21          .56             .16          .21        .06
----------------------------------------------------------------------------------------------------------
  Distribution from net realized gain          1.56         1.50             .06          .73        .40
----------------------------------------------------------------------------------------------------------
Total dividends                                1.77         2.06             .22          .94        .46
----------------------------------------------------------------------------------------------------------
Net asset value, end of period               $35.34        35.51           33.37        26.44      21.47
----------------------------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)                  4.74%       13.22           27.10        27.63      12.88
----------------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
----------------------------------------------------------------------------------------------------------
Expenses                                       2.07%        2.06            2.12         2.20       2.00
----------------------------------------------------------------------------------------------------------
Net investment income                          1.28%        1.41            1.48         1.13        .61
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 OTHER RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
----------------------------------------------------------------------------------------------------------
Expenses                                       2.07%        2.06            2.12         2.31       2.35
----------------------------------------------------------------------------------------------------------
Net investment income                          1.28%        1.41            1.48         1.02        .26
----------------------------------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                           ----------------------------------------------------------------
                                                                       CLASS C
                                           ----------------------------------------------------------------
                                           SIX MONTHS       YEAR       ELEVEN MONTHS     YEAR     SEPT. 11
                                             ENDED         ENDED           ENDED        ENDED        TO
                                            MAY 31,     NOVEMBER 30,   NOVEMBER 30,    DEC. 31,   DEC. 31,
                                              1999          1998           1997          1996       1995
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE
-----------------------------------------------------------------------------------------------------------
Net asset value, beginning of period         $35.54        33.38           26.45        21.48       19.45
-----------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                         .22          .45             .32          .20         .09
-----------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain             1.37         3.79            6.83         5.72        2.41
-----------------------------------------------------------------------------------------------------------
Total from investment operations               1.59         4.24            7.15         5.92        2.50
-----------------------------------------------------------------------------------------------------------
Less dividends:
  Distribution from net investment income       .21          .58             .16          .22         .07
-----------------------------------------------------------------------------------------------------------
  Distribution from net realized gain          1.56         1.50             .06          .73         .40
-----------------------------------------------------------------------------------------------------------
Total dividends                                1.77         2.08             .22          .95         .47
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period               $35.36        35.54           33.38        26.45       21.48
-----------------------------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)                  4.75%       13.32           27.10        27.66       12.94
-----------------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
-----------------------------------------------------------------------------------------------------------
Expenses                                       2.06%        2.01            2.10         2.22        1.95
-----------------------------------------------------------------------------------------------------------
Net investment income                          1.29%        1.46            1.50         1.11         .66
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
 OTHER RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
-----------------------------------------------------------------------------------------------------------
Expenses                                       2.06%        2.01            2.10         2.33        2.30
-----------------------------------------------------------------------------------------------------------
Net investment income                          1.29%        1.46            1.50         1.00         .31
-----------------------------------------------------------------------------------------------------------

                                           ----------------------------------------------------------------
                                                                       CLASS I
                                           ----------------------------------------------------------------
                                           SIX MONTHS       YEAR       ELEVEN MONTHS     YEAR      NOV. 1
                                             ENDED         ENDED           ENDED        ENDED        TO
                                            MAY 31,     NOVEMBER 30,   NOVEMBER 30,    DEC. 31,   DEC. 31,
                                              1999          1998           1997          1996       1995
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE
-----------------------------------------------------------------------------------------------------------
Net asset value, beginning of period         $35.71        33.51           26.49        21.51       19.90
-----------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                         .46          .95             .75          .54         .04
-----------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain             1.35         3.76            6.81         5.70        2.03
-----------------------------------------------------------------------------------------------------------
Total from investment operations               1.81         4.71            7.56         6.24        2.07
-----------------------------------------------------------------------------------------------------------
Less dividends:
  Distribution from net investment income       .43         1.01             .48          .53         .06
-----------------------------------------------------------------------------------------------------------
  Distribution from net realized gain          1.56         1.50             .06          .73         .40
-----------------------------------------------------------------------------------------------------------
Total dividends                                1.99         2.51             .54         1.26         .46
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period               $35.53        35.71           33.51        26.49       21.51
-----------------------------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)                  5.41%       14.83           28.71        29.36       10.47
-----------------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
-----------------------------------------------------------------------------------------------------------
Expenses                                        .79%         .76             .83          .88         .47
-----------------------------------------------------------------------------------------------------------
Net investment income                          2.56%        2.71            2.77         2.45        1.99
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
 OTHER RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
-----------------------------------------------------------------------------------------------------------
Expenses                                        .79%         .76             .83          .88         .85
-----------------------------------------------------------------------------------------------------------
Net investment income                          2.56%        2.71            2.77         2.45        1.61
-----------------------------------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS


----------------------------------------------------------------------------------------------------------------------
 SUPPLEMENTAL DATA FOR ALL CLASSES
----------------------------------------------------------------------------------------------------------------------
                                            SIX MONTHS                  ELEVEN MONTHS             YEAR ENDED
                                              ENDED       YEAR ENDED        ENDED                DECEMBER 31,
                                             MAY 31,     NOVEMBER 30,    NOVEMBER 30,    -----------------------------
                                               1999          1998            1997         1996      1995     1994
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
Net assets at end of period (in thousands)  $5,734,578    5,188,621       2,931,721      737,834   98,196   35,005
----------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (annualized)                26%           7               5           10       18       12
----------------------------------------------------------------------------------------------------------------------

NOTE: Total return does not reflect the effect of any sales charges. Scudder Kemper Investments, Inc. waived a portion of its management fee and absorbed certain operating expenses of the fund through the year ended December 31, 1996. The Other Ratios to Average Net Assets are computed without this expense waiver or absorption. Data for the period ended May 31, 1999 is unaudited.

SHAREHOLDERS' MEETING

SPECIAL SHAREHOLDERS' MEETING

On December 17, 1998, a special shareholders' meeting was held and adjourned to January 15, 1999. Kemper-Dreman High Return Equity Fund shareholders were asked to vote on three separate issues: approval of the new Investment Management Agreement between the fund and Scudder Kemper Investments, Inc., approval of the new Sub-Advisory Agreement between Scudder Kemper Investments, Inc. and Dreman Value Management, L.L.C. and to modify or eliminate certain policies and to eliminate the shareholder approval requirements as to certain other matters. The following are the results.

1) Approval of the new Investment Management Agreement between the fund and Scudder Kemper Investments, Inc. This item was approved.

         For       Against     Abstain
      87,373,033   1,170,335  2,842,649

2) Approval of the new Sub-Advisory Agreement between Scudder Kemper Investments, Inc. and Dreman Value Management, L.L.C., as applicable. This item was approved.

         For       Against     Abstain
      86,690,079   1,044,654  3,651,283

3) To modify or eliminate certain policies and to eliminate the shareholder approval requirements as to certain other matters. These items were approved.

      Diversification
         For       Against     Abstain
      59,524,975   3,806,849  7,616,958

      Borrowing
         For       Against     Abstain
      59,486,488   3,845,603  7,616,691

      Senior securities
         For       Against     Abstain
      59,530,338   3,802,253  7,616,192

      Concentration
         For       Against     Abstain
      59,523,355   3,809,236  7,616,192

      Underwriting of securities
         For       Against     Abstain
      59,520,199   3,813,466  7,615,117

      Investment in real estate
         For       Against     Abstain
      59,511,117   3,822,549  7,615,117

      Purchase of commodities
         For       Against     Abstain
      59,469,996   3,863,670  7,615,117

      Lending
         For       Against     Abstain
      59,513,052   3,820,613  7,615,117

      Margin purchases and short sales
         For       Against     Abstain
      59,416,680   3,917,020  7,615,082

      Pledging of assets
         For       Against     Abstain
      59,424,122   3,907,310  7,617,351

       Restricted and illiquid securities
          For       Against      Abstain
      59,448,199   3,884,426   7,616,157

      Investment in mineral exploration
         For       Against     Abstain
      59,418,705   3,913,801  7,616,276

NOTES

NOTES

NOTES

DIRECTORS&OFFICERS

DIRECTORS                       OFFICERS

JAMES E. AKINS                  MARK S. CASADY          CORNELIA SMALL
Director                        President               Vice President

JAMES R. EDGAR                  PHILIP J. COLLORA       LINDA J. WONDRACK
Director                        Vice President and      Vice President
                                Secretary
ARTHUR R. GOTTSCHALK                                    MAUREEN E. KANE
Director                        JOHN R. HEBBLE          Assistant Secretary
                                Treasurer
FREDERICK T. KELSEY                                     CAROLINE PEARSON
Director                        ANN M. MCCREARY         Assistant Secretary
                                Vice President
THOMAS W. LITTAUER                                      ELIZABETH C. WERTH
Director and Vice President     KATHRYN L. QUIRK        Assistant Secretary
                                Vice President
FRED B. RENWICK                                         BRENDA LYONS
Director                        THOMAS F. SASSI         Assistant Treasurer
                                Vice President
JOHN G. WEITHERS
Director


--------------------------------------------------------------------------------
LEGAL COUNSEL                    VEDDER, PRICE, KAUFMAN & KAMMHOLZ
                                 222 North LaSalle Street
                                 Chicago, IL 60601
--------------------------------------------------------------------------------
SHAREHOLDER SERVICE AGENT        KEMPER SERVICE COMPANY
                                 P.O. Box 419557
                                 Kansas City, MO 64141
--------------------------------------------------------------------------------
TRANSFER AGENT                   INVESTORS FIDUCIARY TRUST COMPANY
                                 801 Pennsylvania Avenue
                                 Kansas City, MO 64105
--------------------------------------------------------------------------------
CUSTODIAN                        STATE STREET BANK AND TRUST COMPANY
                                 225 Franklin Street
                                 Boston, MA 02110
--------------------------------------------------------------------------------
PRINCIPAL UNDERWRITER            KEMPER DISTRIBUTORS, INC.
                                 222 South Riverside Plaza Chicago, IL 60606 www.kemper.com




[KEMPER FUNDS LOGO]
Long-term investing in a short-term world(SM)

Printed on recycled paper in the U.S.A.
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KDHRF - 3 (7/26/99) 1080130